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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2005





                               CLINICAL DATA, INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                        000-12716                     04-2573920
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  (State of                       (Commission                  (IRS Employer
Incorporation)                    File Number)               Identification No.)



One Gateway Center, Suite 411, Newton, Massachusetts                02458
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    (Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (617) 527-9933






     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On June 24, 2005, Clinical Data, Inc. (the "Company"), issued a press release announcing the Company's financial results for the fiscal year and fourth quarter ended March 31, 2005. Pursuant to Item 2.02, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.

            The Company and Genaissance Pharmaceuticals, Inc. ("Genaissance"), will prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4, and will hold separate special meetings of their respective stockholders for purposes of approving the transactions contemplated by that certain Agreement and Plan of Merger (the "Merger Agreement"), dated June 20, 2005, by and among the Company, Safari Acquisition Corporation, a wholly-owned subsidiary of the Company, and Genaissance. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about the Company, Genaissance, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available.

            Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by the Company and Genaissance through the web site maintained by the SEC at www.sec.gov.

            In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy
Statement/Prospectus from the Company by contacting Mark D. Shooman or from Genaissance by contacting Marcia Passavant.

            The Company and Genaissance, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company's directors and executive officers is contained in the Company's Form 10-KSB for the year ended March 31, 2005 and its proxy statement dated August 13, 2004, which are filed with the SEC. As of June 27, 2005, the Company's directors and executive officers beneficially owned approximately 3,525,700 shares, or 77.7%, of the Company's common stock. Information regarding Genaissance's directors and executive officers is contained in Genaissance's Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 8, 2005, which are filed with the SEC. As reported in Genaissance's proxy statement, Genaissance's directors and executive officers beneficially owned approximately 3,446,987 shares, or 9.43%, of Genaissance's common stock. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

            99.1 Press release of Clinical Data, Inc., dated June 24, 2005, announcing the Company's financial results for the fiscal year and fourth quarter ended March 31, 2005.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Clinical Data, Inc.



                                                   By: /s/ Caesar J. Belbel
                                                       -----------------------
                                                       Caesar J. Belbel
                                                       Vice President, General
                                                       Counsel and Secretary


DATE:   June 27, 2005

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                                  EXHIBIT INDEX





Exhibit No.           Description
-----------           -----------

  99.1 Press release of Clinical Data, Inc., dated June 24, 2005, announcing the Company's financial results for the fiscal year and fourth quarter ended March 31, 2005.